UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-21589

CREDIT SUISSE COMMODITY STRATEGY FUNDS
(formerly known as Credit Suisse Commodity Return Strategy Fund)

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)             (Zip Code)

John G. Popp

Credit Suisse Commodity Strategy Funds

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2021 to October 31, 2022

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2022

◼  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2022 (unaudited)

October 31, 2022

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity Return Strategy Fund (the "Fund") for the 12-month period ended October 31, 2022 (the "Period").

Performance Summary
11/1/21 – 10/31/22

Fund & Benchmark
Class I1	+12.41%
Class A1,2	+12.09%
Class C1,2	+11.28%
Bloomberg Commodity Index Total Return[3]	+11.15%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities increased for the annual period ended October 31, 2022. The Bloomberg Commodity Index Total Return (the "Benchmark") rose 11.15%, with 15 out of 23 index constituents trading higher.

For the Period, the Fund outperformed the Benchmark before and after fees and Fund expenses. The Fund's commodity strategies contributed positively to relative performance for the Period, while cash management detracted from returns. Within the portfolio's commodity exposure, forward curve positioning in the Energy sector had the largest positive impact relative to the Benchmark. Positioning within the Agriculture, Industrial Metals and Precious Metals sectors also contributed positively to relative performance. Positioning within the Livestock sector detracted from performance. On an individual commodity level, the top three estimated contributors to relative performance versus the Benchmark were Natural Gas (+2.16%), WTI Crude Oil (+0.58%) and Chicago Wheat (+0.34%). Meanwhile, Brent Crude Oil (-0.11%), ULS Diesel (-0.09%) and RBOB Gasoline (-0.09%) had the largest negative impact relative to the benchmark.

Energy increased 33.25% for the Period, the most among all sectors. ULS Diesel and Gas Oil were the key drivers increasing 95.62% and 85.88% respectively primarily due to effects of Russia's invasion of Ukraine. The Russian invasion stoked supply fears for crude oil and refined products, as Russia is a prominent exporter of both crude oil and diesel fuel. This helped drive up prices of diesel

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

fuel. RBOB Gasoline, another petroleum product, returned 43.33%. Strong transportation fuel demand amid constrained oil refinery availability, particularly following Russia-related sanctions, helped drive up prices for these petroleum products. Moreover, Gas Oil and the other petroleum products generally experienced a fundamentally supportive backdrop of rising demand and constrained supply at the beginning of 2022 as mobility continued to increase following the reduction in COVID-19-related precautions, leading to declining inventories. WTI and Brent Crude Oil, from which above petroleum products are refined, returned 21.93% and 40.54% respectively.

Agriculture rose 17.72% over the period, with positive returns from Soybeans and soybean products. From December 2021 through early February 2022, intensifying La Nina conditions led to potentially adverse drought conditions in southern Brazil, Argentina, and Paraguay, as well as flooding and overcast conditions in central and northeastern Brazil, reducing soybean conditions and projected yields for the upcoming crop. Pandemic-related production and shipping delays of lysine, a key livestock feed additive, also led to stronger-than-expected feed demand for Soybean Meal which naturally contains the essential amino acid, unlike many other sources of animal feed. Corn, Chicago Wheat, and Kansas Wheat rose steeply in February 2022 after the Russian invasion of Ukraine reduced crop export expectations from the Black Sea region. Together, Ukraine and Russia comprise almost 30% of global wheat exports. Ukraine is also the fourth largest corn exporter, constituting approximately 15% global export share in recent years. The ongoing war not only disrupted farming and harvesting of Ukrainian crops, but also increased the logistical costs of shipping grains out of the Black Sea region.

Livestock rose 9.21% over the period, led by Lean Hogs, which increased 15.78%. The US Department of Agriculture ("USDA") reported consecutive months of lower frozen pork in storage in the first quarter of 2022 compared to the previous year. In addition, reduced impact from COVID-19 increased meat processing capacity on reduced COVID-related absenteeism among workers. In the second half of the year, stronger-than-expected demand for pork during China's national holiday week also supported Lean Hogs higher. Live Cattle increased 5.99%. Summer rains in the US Midwest improved some pasture conditions, which reduced feed cost and helped farmers to hold cattle longer rather than selling the cattle. This reduced available short term supplies and led Live Cattle higher.

Industrial Metals performed the worst, declining 13.39%. All the constituents, with the exception of Nickel, weakened during the reporting period, as fears of an economic slowdown in China resulting from strict COVID-19-related

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

lockdowns in the country negatively impacted the price of base metals, which are strongly linked to economic activity. By contrast, Nickel appreciated 14.05% due to supply disruption concerns after the Russian invasion of Ukraine, as Russia is a large exporter of the metal.

Precious Metals fell 11.46% during the period. Silver was the primary detractor, declining 20.60% whereas Gold fell 8.59%. The US Dollar and interest rates rose during the latter half of the period as increasing inflation led to multiple hikes by Federal Reserve Bank, which in turn led to recession fears and increased demand for the US Dollar. The rising US Dollar reduced the attractiveness of precious metals as an alternate store of wealth. Moreover, rising interest rates increased the opportunity cost of holding precious metals, leading to a decline in precious metal prices.

Market Outlook

For the near-term, commodity prices will likely continue to be influenced by monetary decisions from central banks, weather conditions, and effects of Russia's invasion of Ukraine. Additionally, recent signs that China may relax its strict COVID-19 policies could also have a material influence on commodities. China is the marginal consumer of many industrial metals, and higher economic activity could be bullish for this sector, as well as leading to increased imports in the energy sector. With China more actively competing to consume raw materials and potentially seeing more internal demand for goods, this could support both higher inflation as well as commodity prices.

The Credit Suisse Commodities Management Team

Christopher Burton

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked swaps, structured notes, and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, credit risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contracts risk, illiquidity risk, interest-rate risk, leveraging risk, market risk, non-diversified status, portfolio turnover risk,

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

structured note risk, subsidiary risk, swap agreement risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2022; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and the Bloomberg
Commodity Index Total Return3
for Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2024. This limit excludes certain expenses, as set out in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was 6.78%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 10.56%.

3  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 23 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

Average Annual Returns as of October 31, 20221

	1 Year	5 Years	10 Years
Class I	12.41%	7.26%	(1.38)%
Class A Without Sales Charge	12.09%	6.97%	(1.63)%
Class A With Maximum Sales Charge	6.78%	5.92%	(2.11)%
Class C Without CDSC	11.28%	6.20%	(2.35)%
Class C With CDSC	10.56%	6.20%	(2.35)%

Returns represent past performance and include change in share price and reinvestment of dividends, capital gains, and return of capital distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 0.81% for Class I shares, 1.06% for Class A shares and 1.81% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.80% for Class I shares, 1.05% for Class A shares and 1.80% for Class C shares.

1   Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2024. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2022.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2022 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended October 31, 2022

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$889.30	$887.70	$884.80
Expenses Paid per $1,000*	$3.81	$5.00	$8.55
Hypothetical 5% Fund Return
Beginning Account Value 05/01/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$1,021.17	$1,019.91	$1,016.13
Expenses Paid per $1,000*	$4.08	$5.35	$9.15
	Class I	Class A	Class C
Annualized Expense Ratios*	0.80%	1.05%	1.80%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown**
Commodity Indexed Structured Notes	8.11%
United States Agency Obligations	31.29
United States Treasury Obligations	59.37
Short-Term Investment	1.23
Total	100.00%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments
October 31, 2022

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (7.9%)
$76,000	BNP Paribas SA, Commodity Index Linked Bank Guaranteed Notes, Rule 144A, FEDL01 + 0.100%(1),(2),(3)	(A+, Aa3)	08/14/23	3.180	$72,298,621
90,000	Royal Bank of Canada, Commodity Index Linked Senior Unsecured Notes, Rule 144A, FEDL01(1),(2),(3)	(AA-, Aa1)	05/23/23	3.080	61,718,580
40,000	UBS AG London, Commodity Index Linked Senior Unsecured Notes, Rule 144A, SOFR + 0.200%(1),(2),(3)	(A+, Aa2)	08/22/23	3.250	42,763,734
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $206,000,000)					176,780,935
UNITED STATES AGENCY OBLIGATIONS (30.7%)
38,500	Federal Farm Credit Banks, SOFR + 0.013%(2)	(AA+, Aaa)	03/03/23	3.063	38,503,779
40,000	Federal Farm Credit Banks, SOFR + 0.310%(2)	(AA+, Aaa)	11/07/22	3.360	40,002,044
20,000	Federal Farm Credit Banks, USBMMY3M + 0.420%(2)	(AA+, Aaa)	11/07/22	4.532	20,001,978
10,000	Federal Farm Credit Banks, FEDL01 + 0.030%(2)	(AA+, Aaa)	03/09/23	3.110	10,000,216
61,000	Federal Farm Credit Banks, USBMMY3M + 0.035%(2)	(AA+, Aaa)	05/03/23	4.147	61,017,015
110,600	Federal Farm Credit Banks, SOFR + 0.380%(2)	(AA+, Aaa)	05/08/23	3.430	110,794,994
5,600	Federal Farm Credit Banks	(AA+, Aaa)	09/01/23	0.300	5,403,508
17,000	Federal Farm Credit Banks, SOFR + 0.025%(2)	(AA+, Aaa)	09/27/23	3.075	17,002,680
8,000	Federal Farm Credit Banks, SOFR + 0.135%(2)	(AA+, Aaa)	11/06/23	3.185	8,008,862
25,400	Federal Farm Credit Banks, SOFR + 0.040%(2)	(AA+, Aaa)	02/05/24	3.090	25,393,640
8,800	Federal Farm Credit Banks, SOFR + 0.040%(2)	(AA+, Aaa)	05/15/24	3.090	8,803,105
5,000	Federal Farm Credit Banks, SOFR + 0.100%(2)	(AA+, Aaa)	08/08/24	3.150	5,002,200
25,000	Federal Home Loan Banks, SOFR + 0.035%(2)	(AA+, Aaa)	01/04/23	3.085	25,000,538
12,400	Federal Home Loan Banks	(AA+, Aaa)	02/28/24	2.125	12,002,531
5,300	Federal Home Loan Banks	(AA+, Aaa)	02/26/26	0.620	4,633,938
19,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/05/23	0.375	18,596,695
19,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/26/23	0.250	18,962,939
16,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/24/24	0.400	15,424,449
23,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/18/24	0.430	21,444,649
24,500	Federal Home Loan Mortgage Corp.(4)	(AA+, Aaa)	07/21/25	0.375	21,933,138
22,800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/25	4.200	22,466,374
28,800	Federal National Mortgage Association	(AA+, Aaa)	05/22/23	0.250	28,118,414

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (continued)
$48,100	Federal National Mortgage Association	(AA+, Aaa)	07/10/23	0.250	$46,669,899
3,000	Federal National Mortgage Association(4)	(AA+, Aaa)	11/27/23	0.250	2,861,562
7,000	Federal National Mortgage Association	(AA+, Aaa)	06/14/24	0.375	6,513,707
48,000	Federal National Mortgage Association	(AA+, Aaa)	08/28/24	3.875	47,385,910
21,400	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	19,426,197
23,500	Federal National Mortgage Association(4)	(AA+, Aaa)	06/17/25	0.500	21,189,757
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $696,828,447)					682,564,718
UNITED STATES TREASURY OBLIGATIONS (58.2%)
11,700	United States Treasury Bills(4),(5)	(AA+, Aaa)	03/23/23	1.588	11,506,412
14,300	United States Treasury Bills(4),(5)	(AA+, Aaa)	06/15/23	3.026	13,924,079
23,700	United States Treasury Bills(5)	(AA+, Aaa)	08/10/23	3.192	22,910,523
158,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.037%(2),(6)	(AA+, Aaa)	07/31/24	4.149	157,846,305
229,800	United States Treasury Floating Rate Notes, USBMMY3M + 0.034%(2)	(AA+, Aaa)	04/30/23	4.146	230,037,425
210,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.029%(2)	(AA+, Aaa)	07/31/23	4.141	210,178,435
185,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.035%(2)	(AA+, Aaa)	10/31/23	4.147	185,165,549
307,000	United States Treasury Floating Rate Notes, USBMMY3M - 0.015%(2),(6),(7)	(AA+, Aaa)	01/31/24	4.097	306,965,165
105,000	United States Treasury Floating Rate Notes, USBMMY3M - 0.075%(2),(6)	(AA+, Aaa)	04/30/24	4.037	104,847,524
25,200	United States Treasury Notes(4)	(AA+, Aaa)	08/31/24	3.250	24,621,188
10,500	United States Treasury Notes	(AA+, Aaa)	04/30/23	0.125	10,278,766
17,200	United States Treasury Notes	(AA+, Aaa)	08/15/25	3.125	16,604,047
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $1,296,459,580)					1,294,885,418
Shares
SHORT-TERM INVESTMENTS (2.7%)
26,854,799	State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.00%				26,854,799
32,749,829	State Street Navigator Securities Lending Government Money Market Portfolio, 3.12%(8)				32,749,829
TOTAL SHORT-TERM INVESTMENTS (Cost $59,604,628)					59,604,628
TOTAL INVESTMENTS AT VALUE (99.5%) (Cost $2,258,892,655)					2,213,835,699
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)					12,170,721
NET ASSETS (100.0%)					$2,226,006,420

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities amounted to a value of $176,780,935 or 7.9%of net assets.

(2)  Variable rate obligation — The interest rate shown is the rate in effect as of October 31, 2022.

(3)  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 23 physical commodities.

(4)  Security or portion thereof is out on loan (See Note 2-J).

(5)  Securities are zero coupon. Rate presented is cost yield as of October 31, 2022.

(6)  At October 31, 2022, $77,076,412 in the value of these securities has been pledged as collateral for open swap contracts.

(7)  At October 31, 2022, $42,994,840 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

(8)  Represents security purchased with cash collateral received for securities on loan.

INVESTMENT ABBREVIATIONS

FEDL01 = Federal Funds Rate

SOFR = Secured Overnight Financing Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Coffee "C" Futures	USD	Mar 2023	205	$13,380,094	$(2,020,506)
Corn Futures	USD	Dec 2022	897	31,013,775	(9,433)
Corn Futures	USD	Mar 2023	304	10,590,600	98,243
Cotton No. 2 Futures	USD	Dec 2022	62	2,232,000	(517,696)
Cotton No. 2 Futures	USD	Mar 2023	111	3,976,020	(693,012)
Soybean Futures	USD	Jan 2023	553	39,249,175	646,177
Soybean Meal Futures	USD	Dec 2022	154	6,592,740	262,486
Soybean Meal Futures	USD	Mar 2023	420	17,190,600	280,819
Soybean Oil Futures	USD	Mar 2023	594	24,281,532	1,181,137
Sugar No. 11 Futures	USD	Mar 2023	918	18,476,035	(643,575)
Wheat Futures	USD	Dec 2022	498	21,968,025	302,284
Wheat Futures	USD	Mar 2023	284	13,834,350	276,903
					$(836,173)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase (continued)
Energy
Brent Crude Oil Futures	USD	Jan 2023	2	$185,620	$9,409
Brent Crude Oil Futures	USD	Mar 2023	550	49,208,500	1,604,747
Gasoline RBOB Futures	USD	Jan 2023	147	15,181,249	402,360
Light Sweet Crude Oil Futures	USD	Jan 2023	667	56,961,800	348,764
Low Sulphur Gasoil Futures	USD	Jan 2023	253	24,983,750	(337,617)
Natural Gas Futures	USD	Jan 2023	1,416	93,555,120	8,028,069
NY Harbor ULSD Futures	USD	Jan 2023	135	19,847,835	151,069
					$10,206,801
Industrial Metals
LME Nickel Futures	USD	Dec 2022	145	18,924,240	$(472,045)
LME Primary Aluminum Futures	USD	Dec 2022	382	21,258,300	(724,882)
LME Zinc Futures	USD	Dec 2022	237	16,086,375	(1,662,983)
					$(2,859,910)
Livestock
Lean Hogs Futures	USD	Dec 2022	134	4,551,980	$82,709
Lean Hogs Futures	USD	Feb 2023	224	7,925,120	588,453
Live Cattle Futures	USD	Dec 2022	435	26,530,650	619,275
					$1,290,437
Precious Metals
Copper Futures	USD	Mar 2023	4	335,750	$(4,361)
Copper Futures	USD	May 2023	326	27,294,350	(48,352)
Gold 100 oz. Futures	USD	Dec 2022	121	19,852,470	(876,085)
Gold 100 oz. Futures	USD	Feb 2023	433	71,657,170	(1,138,210)
Silver Futures	USD	Mar 2023	278	26,821,440	643,316
					$(1,423,692)
					$6,377,463

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
USD	$154,720,919	11/29/22	Goldman Sachs	Bloomberg Commodity Index Total Return	4.17%	At Maturity	$—	$310,407
							$—	$310,407

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
USD	$156,543,524	11/29/22	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	4.33%	At Maturity	$—	$(3,110,419)
USD	88,083,052	11/29/22	Bank of America	Bloomberg Commodity Index 2 Month Forward Total Return	4.19%	At Maturity	—	(1,140,707)
USD	48,710,081	11/29/22	Bank of America	Bloomberg Commodity Index Total Return	4.18%	At Maturity	—	(541,043)
USD	110,455,734	11/29/22	JPMorgan Chase	Bloomberg Commodity Index 2 Month Forward Total Return	4.18%	At Maturity	—	(77,980)
USD	168,949,448	11/29/22	Macquarie Bank Ltd.	Macquarie Commodity Customized Product 112T Index(b)	4.33%	At Maturity	—	(5,101,984)
USD	40,000,000	11/29/22	Macquarie Bank Ltd.	4.33%	Macquarie Commodity Customized Product 112T Index(c)	At Maturity	—	(171,027)
USD	83,859,826	11/29/22	Macquarie Bank Ltd.	Bloomberg Commodity Index Total Return	4.16%	At Maturity	—	(1,919,481)
USD	155,688,852	11/29/22	Societe Generale	Societe Generale P04 TR Index(d)	4.33%	At Maturity	—	(530,003)
							$—	$(12,592,644)
							$—	$(12,282,237)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, softs, and textiles. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
COMEX Gold DEC 22 Futures	12.89%	120.79	19,817,965
NYMEX Nat Gas JAN 23 Futures	12.84%	298.84	19,744,416
NYMEX WTI Crude Oil JAN 23 Futures	8.31%	149.69	12,783,783
ICE Brent Crude Oil MAR 23 Futures	7.47%	128.39	11,487,346
CBOT Corn MAR 23 Futures	5.96%	263.01	9,162,634
CBOT Soybeans JAN 23 Futures	5.51%	119.34	8,470,057
COMEX Silver DEC 22 Futures	3.94%	63.45	6,065,535
COMEX High Grade Copper MAR 23 Futures	3.87%	70.87	5,949,039
CME Live Cattle FEB 23 Futures	3.67%	90.56	5,644,301
CBOT Bean Oil MAR 23 Futures	3.56%	133.96	5,476,176
ICE Gas Oil JAN 23 Futures	3.49%	54.38	5,369,891
CBOT Soy Meal MAR 23 Futures	3.29%	123.71	5,063,318
CBOT Wheat DEC 22 Futures	3.22%	112.19	4,948,982
LME Aluminium DEC 22 Futures	3.05%	84.35	4,694,279
NYMEX Heating Oil JAN 23 Futures	2.78%	29.05	4,271,107
LME Nickel DEC 22 Futures	2.75%	32.39	4,227,933
NYBOT Sugar MAY 23 Futures	2.51%	203.92	3,857,605
NYMEX Unleaded Gasoline JAN 23 Futures	2.20%	32.77	3,384,381
LME Zinc DEC 22 Futures	2.15%	48.61	3,299,704
KCBOT Kansas Wheat DEC 22 Futures	2.01%	63.27	3,096,139
NYBOT Coffee MAR 23 Futures	1.98%	46.68	3,046,627
CME Lean Hogs FEB 23 Futures	1.66%	71.99	2,546,897
NYBOT Cotton MAR 23 Futures	0.89%	38.03	1,362,363

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2022.

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
NYMEX Nat Gas JAN 23 Futures	13.00%	323.04	21,343,527
COMEX Gold DEC 22 Futures	12.85%	128.60	21,099,286
NYMEX WTI Crude Oil JAN 23 Futures	8.27%	159.01	13,579,833
ICE Brent Crude Oil MAR 23 Futures	7.43%	136.40	12,203,713
CBOT Corn DEC 23 Futures	5.90%	309.81	9,693,143

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
CBOT Soybeans JAN 23 Futures	5.49%	127.05	9,017,061
COMEX Silver DEC 22 Futures	3.93%	67.55	6,457,699
COMEX High Grade Copper DEC 22 Futures	3.86%	75.16	6,341,771
CME Live Cattle FEB 23 Futures	3.66%	96.46	6,012,585
CBOT Bean Oil JAN 23 Futures	3.57%	138.39	5,863,090
ICE Gas Oil JAN 23 Futures	3.55%	59.08	5,834,411
CBOT Soy Meal JAN 23 Futures	3.30%	129.33	5,420,238
CBOT Wheat DEC 22 Futures	3.21%	119.44	5,268,957
LME Aluminium DEC 22 Futures	3.04%	89.81	4,997,787
NYMEX Heating Oil JAN 23 Futures	2.78%	31.06	4,566,718
LME Nickel DEC 22 Futures	2.74%	34.49	4,501,289
NYBOT Sugar MAR 23 Futures	2.53%	206.54	4,156,883
NYMEX Unleaded Gasoline JAN 23 Futures	2.19%	34.84	3,598,099
LME Zinc DEC 22 Futures	2.14%	51.76	3,513,046
KCBOT Kansas Wheat DEC 22 Futures	2.01%	67.36	3,296,318
NYBOT Coffee DEC 22 Futures	1.98%	48.76	3,249,333
CME Lean Hogs FEB 23 Futures	1.66%	77.10	2,727,953
NYBOT Cotton DEC 22 Futures	0.88%	40.31	1,451,059

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2022.

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
NYMEX Nat Gas JAN 23 Futures	13.00%	79.09	5,225,533
COMEX Gold DEC 22 Futures	12.85%	31.48	5,165,736
NYMEX WTI Crude Oil JAN 23 Futures	8.27%	38.93	3,324,749
ICE Brent Crude Oil MAR 23 Futures	7.43%	33.39	2,987,833
CBOT Corn DEC 23 Futures	5.90%	75.85	2,373,171
CBOT Soybeans JAN 23 Futures	5.49%	31.10	2,207,646
COMEX Silver DEC 22 Futures	3.93%	16.54	1,581,038
COMEX High Grade Copper DEC 22 Futures	3.86%	18.40	1,552,655
CME Live Cattle FEB 23 Futures	3.66%	23.62	1,472,060
CBOT Bean Oil JAN 23 Futures	3.57%	33.88	1,435,460
ICE Gas Oil JAN 23 Futures	3.55%	14.47	1,428,438
CBOT Soy Meal JAN 23 Futures	3.30%	31.66	1,327,036
CBOT Wheat DEC 22 Futures	3.21%	29.24	1,289,998
LME Aluminium DEC 22 Futures	3.04%	21.99	1,223,608
NYMEX Heating Oil JAN 23 Futures	2.78%	7.60	1,118,069

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2022

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
LME Nickel DEC 22 Futures	2.74%	8.44	1,102,050
NYBOT Sugar MAR 23 Futures	2.53%	50.57	1,017,729
NYMEX Unleaded Gasoline JAN 23 Futures	2.19%	8.53	880,922
LME Zinc DEC 22 Futures	2.14%	12.67	860,099
KCBOT Kansas Wheat DEC 22 Futures	2.01%	16.49	807,037
NYBOT Coffee DEC 22 Futures	1.98%	11.94	795,534
CME Lean Hogs FEB 23 Futures	1.66%	18.88	667,884
NYBOT Cotton DEC 22 Futures	0.88%	9.87	355,263

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2022.

(d)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/22 Value(1)
NYMEX Nat Gas JAN 23 Futures	13.47%	316.95	20,940,679
COMEX Gold DEC 22 Futures	12.79%	121.19	19,883,541
NYMEX WTI Crude Oil JAN 23 Futures	8.25%	150.26	12,831,802
ICE Brent Crude Oil JAN 23 Futures	7.43%	124.47	11,552,353
CBOT Corn DEC 22 Futures	5.92%	266.36	9,209,546
CBOT Soybeans JAN 23 Futures	5.47%	119.77	8,500,641
COMEX Silver MAR 23 Futures	3.91%	62.97	6,075,440
COMEX High Grade Copper MAR 23 Futures	3.85%	71.25	5,980,608
CME Live Cattle DEC 22 Futures	3.64%	92.76	5,657,248
CBOT Bean Oil MAR 23 Futures	3.48%	132.50	5,416,283
ICE Gas Oil JAN 23 Futures	3.47%	54.58	5,389,854
CBOT Soy Meal JAN 23 Futures	3.28%	121.82	5,105,359
CBOT Wheat DEC 22 Futures	3.20%	112.60	4,966,999
LME Aluminium DEC 22 Futures	3.03%	84.67	4,712,042
NYMEX Heating Oil JAN 23 Futures	2.76%	29.15	4,286,077
LME Nickel DEC 22 Futures	2.73%	32.52	4,244,102
NYBOT Sugar MAR 23 Futures	2.52%	194.73	3,919,187
NYMEX Unleaded Gasoline JAN 23 Futures	2.19%	32.89	3,396,836
LME Zinc DEC 22 Futures	2.13%	48.79	3,311,332
KCBOT Kansas Wheat DEC 22 Futures	2.00%	63.50	3,107,678
NYBOT Coffee MAR 23 Futures	1.97%	46.85	3,057,930
CME Lean Hogs DEC 22 Futures	1.61%	73.68	2,502,932
NYBOT Cotton DEC 22 Futures	0.88%	38.00	1,368,062

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2022.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2022

Assets
Investments at value, including collateral for securities on loan of $32,749,829 (Cost $2,258,892,655) (Note 2)	$2,213,835,699[1]
Cash	2,819
Cash segregated at brokers for futures and swap contracts (Note 2)	40,213,707
Receivable for Fund shares sold	14,405,003
Variation margin receivable on futures contracts (Note 2)	9,769,590
Interest receivable	6,254,549
Unrealized appreciation on open swap contracts (Note 2)	310,407
Prepaid expenses and other assets	30,085
Total assets	2,284,821,859
Liabilities
Investment advisory fee payable (Note 3)	1,066,440
Administrative services fee payable (Note 3)	155,556
Shareholder servicing/Distribution fee payable (Note 3)	16,518
Payable upon return of securities loaned (Note 2)	32,749,829
Unrealized depreciation on open swap contracts (Note 2)	12,592,644
Payable for Fund shares redeemed	11,066,162
Trustees' fee payable	18,751
Accrued expenses	1,149,539
Total liabilities	58,815,439
Net Assets
Capital stock, $.001 par value (Note 6)	81,707
Paid-in capital (Note 6)	2,385,356,678
Total distributable earnings (loss)	(159,431,965)
Net assets	$2,226,006,420
I Shares
Net assets	$2,175,955,011
Shares outstanding	79,768,406
Net asset value, offering price and redemption price per share	$27.28
A Shares
Net assets	$40,893,959
Shares outstanding	1,553,427
Net asset value and redemption price per share	$26.32
Maximum offering price per share (net asset value/(1-4.75%))	$27.63
C Shares
Net assets	$9,157,450
Shares outstanding	385,587
Net asset value and offering price per share	$23.75

1  Includes $32,059,141 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2022

Investment Income
Interest	$28,068,664
Securities lending (net of rebates)	74,177
Total investment income	28,142,841
Expenses
Investment advisory fees (Note 3)	13,732,609
Administrative services fees (Note 3)	360,527
Shareholder servicing/Distribution fees (Note 3)
Class A	109,499
Class C	87,837
Transfer agent fees	3,795,127
Printing fees	247,136
Custodian fees	152,027
Legal fees	129,837
Registration fees	113,526
Audit and tax fees	105,643
Insurance expense	103,751
Trustees' fees	79,990
Commitment fees (Note 4)	17,630
Miscellaneous expense	10,334
Total expenses	19,045,473
Less: fees waived and expenses reimbursed (Note 3)	(227,651)
Net expenses	18,817,822
Net investment income	9,325,019
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(52,388,619)
Net realized gain from futures contracts	19,324,718
Net realized gain from swap contracts	311,850,983
Net change in unrealized appreciation (depreciation) from investments	(45,152,164)
Net change in unrealized appreciation (depreciation) from futures contracts	5,542,621
Net change in unrealized appreciation (depreciation) from swap contracts	(5,396,382)
Net realized and unrealized gain from investments, futures contracts and swap contracts	233,781,157
Net increase in net assets resulting from operations	$243,106,176

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
From Operations
Net investment income (loss)	$9,325,019	$(11,405,053)
Net realized gain from investments, futures contracts and swap contracts	278,787,082	690,338,233
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(45,005,925)	(20,863,505)
Net increase in net assets resulting from operations	243,106,176	658,069,675
From Distributions
From distributable earnings
Class I	(735,450,246)	—
Class A	(14,419,738)	—
Class C	(2,594,239)	—
Net decrease in net assets resulting from distributions	(752,464,223)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,229,274,698	790,433,772
Reinvestment of distributions	439,535,221	—
Net asset value of shares redeemed	(1,231,159,263)	(628,596,415)
Net increase in net assets from capital share transactions	437,650,656	161,837,357
Net increase (decrease) in net assets	(71,707,391)	819,907,032
Net Assets
Beginning of year	2,297,713,811	1,477,806,779
End of year	$2,226,006,420	$2,297,713,811

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Per share data
Net asset value, beginning of year	$36.29	$25.32	$27.24	$28.50	$30.24
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.12	(0.19)	0.06	0.42	0.30
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	2.79	11.16	(1.86)	(1.32)	(1.02)
Total from investment operations	2.91	10.97	(1.80)	(0.90)	(0.72)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(11.92)	—	(0.06)	(0.36)	(1.02)
Return of capital	—	—	(0.06)	—	—
Total dividends and distributions	(11.92)	—	(0.12)	(0.36)	(1.02)
Net asset value, end of year	$27.28	$36.29	$25.32	$27.24	$28.50
Total return[3]	12.41%	43.33%	(6.70)%	(3.13)%	(2.48)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,175,955	$2,249,942	$1,442,691	$1,634,169	$2,654,009
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	0.41%	(0.59)%	0.20%	1.62%	1.02%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.02%	0.04%	—%	—%
Portfolio turnover rate[4]	68%	22%	215%	130%	90%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price and reinvestment of all distributions.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Per share data
Net asset value, beginning of year	$35.37	$24.72	$26.64	$27.84	$29.58
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.04	(0.26)	(0.00)[3]	0.36	0.24
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	2.68	10.91	(1.86)	(1.26)	(1.08)
Total from investment operations	2.72	10.65	(1.86)	(0.90)	(0.84)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(11.77)	—	(0.00)[3]	(0.30)	(0.90)
Return of capital	—	—	(0.06)	—	—
Total dividends and distributions	(11.77)	—	(0.06)	(0.30)	(0.90)
Net asset value, end of year	$26.32	$35.37	$24.72	$26.64	$27.84
Total return[4]	12.09%	43.08%	(6.97)%	(3.24)%	(2.97)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$40,894	$40,693	$32,422	$44,469	$86,467
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	0.14%	(0.84)%	(0.02)%	1.38%	0.78%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.02%	0.04%	—%	—%
Portfolio turnover rate[5]	68%	22%	215%	130%	90%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Per share data
Net asset value, beginning of year	$32.83	$23.16	$25.02	$26.22	$27.66
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.14)	(0.46)	(0.18)	0.18	0.00[3]
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	2.40	10.13	(1.68)	(1.26)	(0.90)
Total from investment operations	2.26	9.67	(1.86)	(1.08)	(0.90)
LESS DIVIDENDS
Dividends from net investment income	(11.34)	—	—	(0.12)	(0.54)
Total dividends	(11.34)	—	—	(0.12)	(0.54)
Net asset value, end of year	$23.75	$32.83	$23.16	$25.02	$26.22
Total return[4]	11.28%	41.75%	(7.43)%	(4.23)%	(3.42)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$9,157	$7,079	$2,694	$3,374	$5,213
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.78%	1.78%
Ratio of net investment income (loss) to average net assets	(0.52)%	(1.60)%	(0.78)%	0.62%	0.02%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.02%	0.04%	—%	—%
Portfolio turnover rate[5]	68%	22%	215%	130%	90%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2022

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). The Trust was organized under the laws of the State of Delaware as a statutory trust on May 18, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2022, the Fund held $292,796,859 in the Subsidiary, representing 13.2% of the Fund's consolidated net assets. For the year ended October 31, 2022, the net realized gain on securities and other financial instruments held in the Subsidiary was $331,313,975.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary, unless the context otherwise requires.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 1. Organization (continued)

sales charge. Effective June 30, 2021, Class C shares, upon the eight year anniversary of purchase, will convert to Class A shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Fund's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser"), who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund's pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over-the-counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Adviser's procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$176,780,935	$—	$176,780,935
United States Agency Obligations	—	682,564,718	—	682,564,718
United States Treasury Obligations	—	1,294,885,418	—	1,294,885,418
Short-term Investments	26,854,799	32,749,829	—	59,604,628
	$26,854,799	$2,186,980,900	$—	$2,213,835,699
Other Financial Instruments*
Futures Contracts	$15,526,220	$—	$—	$15,526,220
Swap Contracts	—	310,407	—	310,407
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$9,148,757	$—	$—	$9,148,757
Swap Contracts	—	12,592,644	—	12,592,644

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2022, there were no transfers among Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund has adopted a derivatives risk management program pursuant to new Rule 18f-4 under the Investment Company Act of 1940 in order to assess and manage the Fund's derivatives risk, taking into account the Fund's derivatives transactions and how these transactions interact with the Fund's other investments. Because the Fund engages in derivatives transactions beyond a certain amount in order to pursue its investment objectives and policies, the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

Fund is required to comply with value at risk ("VaR") based limit on its leverage risk. The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2022, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2022 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended October 31, 2022.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$15,526,220	$9,148,757	$19,324,718	$5,542,621
Total return swap contracts	310,407	12,592,644	311,850,983	(5,396,382)
	$15,836,627	$21,741,401	$331,175,701	$146,239

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at October 31, 2022 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2022, the Fund held average monthly notional values of $94,914,744, $39,853,903 and $2,022,018,163 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at October 31, 2022:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets
Goldman Sachs	$310,407	$—	$—	$—	$310,407
	$310,407	$—	$—	$—	$310,407

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at October 31, 2022:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$4,792,169	$—	$—	$(4,792,169)	$—
JPMorgan Chase	77,980	—	(77,980)	—	—
Macquarie Bank Ltd.	7,192,492	—	—	(7,192,492)	—
Societe Generale	530,003	—	(530,003)	—	—
	$12,592,644	$—	$(607,983)	$(11,984,661)	$—

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income").

The Fund may invest in structured notes designed to track the performance of the Benchmark. The Fund may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Fund's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Fund's custodian.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2022, the amount of restricted cash received from brokers related to open futures contracts was $1,950,141.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2022, the amount of restricted cash held at brokers related to open swap contracts was $42,163,848.

I) COMMODITY INDEXED STRUCTURED NOTES — The Fund may invest in structured notes whose value is based on the price movements of the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

Benchmark. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes in the Benchmark. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At October 31, 2022, the value of these securities comprised 7.9% of the Fund's net assets and resulted in unrealized depreciation of $29,219,065.

J) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$32,059,141	$32,749,829	$32,749,829

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 2. Significant Accounting Policies (continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2022.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount
$32,059,141	$(32,059,141)	$—

(a)  Represents market value of loaned securities at year end.

(b)  The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the year ended October 31, 2022, total earnings received in connection with securities lending arrangements was $300,133, of which $201,230 was rebated to borrowers (brokers). The Fund retained $74,177 in income, and SSB, as lending agent, was paid $24,726. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Fund. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 0.59% of the Fund's average daily net assets. For the year ended October 31, 2022,

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 3. Transactions with Affiliates and Related Parties (continued)

investment advisory and administration fees earned and fees waived/expense reimbursed by Credit Suisse were $13,732,609 and $227,651 respectively. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2024. For the year ended October 31, 2022, Credit Suisse recouped $83,050 ($81,204 in Class I, $1,550 in Class A and $296 in Class C) of previously waived fees and expense reimbursements. For the year ended October 31, 2022, the fees waived/expenses reimbursed by Credit Suisse were $310,701. The net fees waived were $227,651.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at October 31, 2022 are as follows:

	Fee waivers/expense reimbursements subject to recoupment	Expires October 31, 2023	Expires October 31, 2024	Expires October 31, 2025
Class I	$1,148,741	$434,828	$410,222	$303,691
Class A	25,344	11,161	8,438	5,745
Class C	2,922	689	968	1,265
Totals	$1,177,007	$446,678	$419,628	$310,701

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2022, the Fund paid Rule 12b-1 distribution fees of $109,499 for Class A shares and $87,837 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 3. Transactions with Affiliates and Related Parties (continued)

For the year ended October 31, 2022, CSSU and its affiliates advised the Fund that they retained $10,565 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $125 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Federal Funds Effective rate or the Overnight Bank Funding rate plus a spread. At October 31, 2022 and during the year ended October 31, 2022, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2022, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$341,000,000	$82,166,306	$1,067,073,762	$1,249,039,825

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I,

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 6. Capital Share Transactions (continued)

Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Value	Shares[1]	Value
Shares sold	41,681,968	$1,204,281,125	25,052,948	$775,123,092
Shares issued in reinvestment of distributions	16,585,041	424,717,456	—	—
Shares redeemed	(40,497,457)	(1,205,313,367)	(20,022,574)	(611,398,301)
Net increase	17,769,552	$423,685,214	5,030,374	$163,724,791
	Class A
	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Value	Shares[1]	Value
Shares sold	710,578	$20,859,990	386,766	$11,588,601
Shares issued in reinvestment of distributions	503,867	12,470,675	—	—
Shares redeemed	(811,547)	(23,475,674)	(546,622)	(16,359,869)
Net increase (decrease)	402,898	$9,854,991	(159,856)	$(4,771,268)
	Class C
	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Value	Shares[1]	Value
Shares sold	155,995	$4,133,583	129,348	$3,722,079
Shares issued in reinvestment of distributions	104,243	2,347,090	—	—
Shares redeemed	(90,289)	(2,370,222)	(30,090)	(838,245)
Net increase	169,949	$4,110,451	99,258	$2,883,834

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied.

On August 18, 2021, reverse share splits were announced for each class of the Fund, pursuant to which shareholders received one share in exchange for every six shares of the Fund.

The reverse share splits were effective October 15, 2021. The reverse splits reduced the number of outstanding shares of each class of the Fund and proportionately increased the net asset value ("NAV") per share of each class of the Fund such that the market value of the Fund's shares will remain the same. The reverse share splits applied the same ratio to each class of shares of the Fund. A reverse share split does not alter the rights or total value of a

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 6. Capital Share Transactions (continued)

shareholder's investment in the Fund, nor will it be a taxable event for Fund investors.

The Capital Share Transactions and Financial Highlights prior to October 15, 2021 for the Fund has been adjusted to reflect the reverse share split.

On October 31, 2022, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	74%
Class A	5	57%
Class C	6	85%

The Fund's performance may be negatively impacted in the event one or more of the Fund's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Fund during the year ended October 31, 2022 and 2021, respectively, was as follows:

Ordinary Income
2022	2021
$752,464,223	$0

The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of premium amortization accruals, and Subsidiary adjustments.

At October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(278,060,044)
Undistributed ordinary income	166,567,840
Unrealized depreciation	(47,939,761)
$(159,431,965)

For the year ended October 31, 20222, capital loss carry over used in current year was $310,385.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2022

Note 7. Income Tax Information and Distributions to Shareholders (continued)

At October 31, 2022, the Fund had $230,756,596 of unlimited short-term capital loss carryforwards and $47,303,448 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At October 31, 2022, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$2,255,870,686
Unrealized appreciation	$19,709,821
Unrealized depreciation	(67,649,582)
Net unrealized appreciation (depreciation)	$(47,939,761)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of equalization, premium amortization adjustments, and Subsidiary cumulative income/loss, paid-in capital was credited $34,362,783 and distributable earnings/loss was charged $34,362,783. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

In preparing the financial statements as of October 31, 2022, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Commodity Strategy Funds and Shareholders of Credit Suisse Commodity Return Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Commodity Return Strategy Fund (one of the funds constituting Credit Suisse Commodity Strategy Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for the years ended October 31, 2019 and 2018 (not presented herein, other than the consolidated financial highlights), prior to the reflection of the reverse stock split as described in Note 6, were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

We also have audited the adjustments to the financial highlights for the years ended October 31, 2019 and 2018 to reflect the reverse stock split, as described in Note 6. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2019 or 2018 financial statements and financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2019 or 2018 financial statements and financial highlights taken as a whole.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP
New York, New York
December 28, 2022

We have served as the auditor of one or more investment companies in Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Credit Suisse Commodity Return Strategy Fund:

Opinion on the Consolidated Financial Statements

We have audited, before the effects of the adjustments to retrospectively apply the one for six reverse share split described in Note 6, the consolidated statement of assets and liabilities of Credit Suisse Commodity Return Strategy Fund (the Fund), a series of the Credit Suisse Commodity Strategy Funds, including the consolidated schedule of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three-year period then ended. The consolidated financial statements before the effects of the adjustments described in Note 6 are not presented herein. In our opinion, the consolidated financial statements, before the effects of the adjustments to retrospectively apply the one for six reverse share split described in Note 6, and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments to retrospectively apply the one for six reverse share split described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by other auditors.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies from 2015 to 2019.

New York, New York
December 20, 2019

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the finance committee at the foundation of Barnes Jewish Hospital (healthcare) from January 2021 to present; Director of First Bank (finance) from February 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to present; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of Supernova (Fin-tech) from June 2014 to September 2018; Director of the Guardian Angels of St. Louis (not-forprofit) from July 2015 to December 2021.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of abrdn Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of abrdn Funds (22 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Rachael Hoffman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1984)	Chief Compliance Officer	Since 2022

Ad Interim Chief Compliance Officer of the Asset Management division of Credit Suisse Group AG since November 2022; Director and Chief Compliance Officer Asset Management Americas of Credit Suisse since June 2022; Vice President, Compliance, Goldman Sachs from February 2021 to June 2022; Vice President, Compliance, New York Life Investments from October 2019 to January 2021; Vice President, Compliance, Goldman Sachs from June 2018 to September 2019; Senior Compliance Officer, Aberdeen Standard Investments, October 2012 to May 2018; Associated with Credit Suisse since June 2022; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ◼ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  COM-AR-1022

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2022. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2022.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2021 and October 31, 2022.

	2021	2022
Audit Fees	$51,300	$51,300
Audit-Related Fees[1]	$-	$-
Tax Fees[2]	$4,000	$4,000
All Other Fees	$-	$-
Total	$55,300	$55,300

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($0 in 2021 and $0 in 2022).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022.

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022:

	2021	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2021 and October 31, 2022 were $0 and $0, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

4

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other)	Iran related activities disclosure requirement.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	December 30, 2022

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Financial Officer and Treasurer
Date:	December 30, 2022

6